INDEPENDENT AUDITORS' CONSENT


Securities and Exchange Commission
Washington, DC


We consent to the use in this Registration Statement of Signature Leisure, Inc. on Form SB-2 of our report dated March 24, 2006, appearing in the Prospectus.





/S/ CORDOVANO AND HONECK LLP
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Cordovano and Honeck LLP
Englewood, Colorado
April 26, 2006